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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 5, 2001

                            FINANCIAL INTRANET, INC.

             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                 333-72975                                        88-0357272
          (Commission File Number)                   (IRS Employer Identification Number)

                            90 GROVE STREET, SUITE 01
                         RIDGEFIELD, CONNECTICUT 06778
                    (Address of principal executive offices)

                                 (203) 431-8300
              (Registrant's telephone number, including area code)

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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

        This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" or "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to Financial Intranet Inc.'s ("Financial Intranet") operations and results of operations, competitive factors in the telecommunications industry, economic conditions, regulatory and technological developments and other risks and uncertainties that may be beyond the control of Financial Intranet. Such risks and uncertainties include, but are not limited to, Financial Intranet's ability to satisfy its debt service requirements, increased competition in the technology industry, emergence of new technologies, shifts in market demand, Financial Intranet's ability to respond to and identify customer preferences, availability of capital to finance future capital expenditures necessary to maintain and expand Financial Intranet's operations, the implementation of Financial Intranet's sales and marketing and other business strategies, as well as numerous other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, Financial Intranet's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected or intended.



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ITEM 1.         CHANGE OF CONTROL.

        Set forth below in Items 2 and 5 is a complete disclosure of the matters required to be disclosed in this Item 1.

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

        On April 5, 2001, Financial Intranet acquired all the outstanding capital stock of Technest.com, Inc., a Delaware corporation ("Technest"), pursuant to an Agreement and Plan of Reorganization, dated March 21, 2001, among Financial Intranet, Technest, and the stockholders of Technest (the "Agreement"). Under the terms of the Agreement, the stockholders of Technest will receive a total of 33,450,000 shares of Financial Intranet's common stock, which is equivalent to 90% of the total number of Financial Intranet shares of common stock outstanding, in exchange for all the outstanding shares of Technest common stock they delivered to Financial Intranet. Upon the closing of this transaction, which is expected to take place in the second quarter of this year, Technest will become a wholly-owned subsidiary of Financial Intranet, and Technest representatives will compose the majority of Financial Intranet's Board of Directors.

        On March 19, 2001, the Board of Directors of Financial Intranet approved a 1-for-35 reverse split of Financial Intranet's common stock. After this reverse split took place on April 2, 2001, Financial Intranet had only 10,000,000 shares of common stock available to deliver to Technest's stockholders. To complete the transaction, on March 19, 2001, Financial Intranet's Board of Directors unanimously approved, and recommended to Financial Intranet's stockholders, an amendment to Financial Intranet's Articles of Incorporation to increase the number of the company's authorized shares of common stock to 500,000,000. Upon the effectiveness of this amendment, Financial Intranet will be able to deliver the remaining 23,450,000 shares of its common stock it owes the Technest stockholders under the Agreement. Financial Intranet anticipates that this amendment will take effect, and the transaction will close, following its filing of a definitive proxy statement and the annual meeting of its stockholders, at which time the stockholders will vote on the amendment. If the stockholders approve the amendment, upon the closing of this transaction, the aggregate number of Financial Intranet shares of common stock outstanding will be 37,735,714.

        For more information with respect to the terms of the acquisition of Technest, Financial Intranet references the Agreement attached to this report as
Exhibit 2.1, which it incorporates herein by reference.

        DESCRIPTION OF TECHNEST

        Technest is an Internet technology company that invests in development stage companies with promising technology designed for commercial applications. Technest furnishes such companies with seed capital and provides them access to professional business services and additional support, including necessary financing, as they develop and deliver their products to market.

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ITEM 3.         BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.         OTHER EVENTS.

        On March 21, 2001, Financial Intranet issued a press release announcing the execution of the Agreement, and on April 10, 2001, Financial Intranet issued a press release announcing the acquisition of Technest. Each of these press releases is attached to this report as Exhibits 99.1 and 99.2, respectively, which Financial Intranet incorporates herein by reference.

        By virtue of the Technest acquisition, Financial Intranet is now an investment company governed by the Investment Company Act of 1940 and, on April 5, 2001, Financial Intranet filed with the Securities and Exchange Commission its election to be deemed a "business development company" under the Investment Company Act of 1940.

ITEM 6.         RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

        (a)     Financial Statements of Business Acquired.

        Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, Financial Intranet undertakes to file such information by amendment to this report as soon as it is available and in any event by June 18, 2001.

        (b)     Pro Forma Financial Information.

        Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, Financial Intranet undertakes to file such information by amendment to this report as soon as it is available, and in any event by June 18, 2001.

Exhibits

        See Exhibit Index attached hereto and incorporated herein by reference.

ITEM 8.         CHANGE IN FISCAL YEAR

Not applicable.

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ITEM 9.         REGULATION FD DISCLOSURE

Not applicable.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Financial Intranet has caused the undersigned, who is duly authorized, to sign this report on its behalf.

                                     FINANCIAL INTRANET, INC.


                                     By:           /s/ Michael S. Sheppard
                                            ------------------------------------
                                            Michael S. Sheppard


Date:    April 19, 2001

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                                  EXHIBIT INDEX

Exhibit Number                  Description
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2.1                     Agreement and Plan of Reorganization
99.1                    Press Release dated March 21, 2001
99.2                    Press Release dated April 10, 2001